Income Taxes	3 Months Ended
Mar. 31, 2014
Income Taxes [Abstract]
Income Taxes

NOTE 10 — INCOME TAXES

The Company’s first quarter income tax provision from continuing operations was $13.5 million compared to $12.8 million in the year-ago quarter.  The first quarter of 2014’s tax provision primarily reflected income tax expense on the earnings of certain international operations and state income tax expense in the U.S.  The higher year-ago quarter’s income tax provision before discrete items was driven by higher pre-tax income, and a higher tax rate due to a less favorable geographic mix of earnings.  The year-ago quarter’s income tax provision included $5.3 million of net discrete tax benefits which primarily related to favorable settlements of international tax audits partially offset by the establishment of valuation allowances against certain international net deferred tax assets.

The change in the effective tax rate each period is impacted by a number of factors, including the relative mix of domestic and foreign earnings, adjustments to the valuation allowances, and discrete items.  The actual year-end 2014 effective tax rate may vary from the currently projected tax rate due to changes in these factors.

As of December 31, 2013, CIT had cumulative U.S. federal net operating loss carry-forwards (NOLs) of $5.2 billion, of which $2.6 billion was related to pre-emergence losses.  These NOLs will expire between 2027 and 2033.    The Company generated a modest amount of domestic taxable losses in the first quarter of 2014, which marginally increases the U.S. federal net operating loss carry-forwards and its respective valuation allowance.  Pursuant to Section 382 of the Internal Revenue Code, the Company is generally subject to a $230 million annual limitation on the use of its $2.6 billion of pre-emergence NOLs. NOLs arising in post-emergence years are not subject to this limitation absent another ownership change as defined by the Internal Revenue Service (IRS) for U.S. tax purposes.

The Company has not recognized any tax benefit on its prior year domestic losses and certain prior year foreign losses due to uncertainties related to its ability to realize its net deferred tax assets in the future.  Due to these uncertainties, combined with the recent three years of cumulative losses by certain domestic and foreign reporting entities, the Company has concluded that it does not currently meet the criteria to recognize its net deferred tax assets, inclusive of the deferred tax assets related to NOLs in these entities.  Accordingly, the Company maintained a valuation allowance of $1.5 billion against its net deferred tax assets at December 31, 2013.  Of the $1.5 billion valuation allowance, approximately $1.3 billion relates to domestic reporting entities and $211 million relates to foreign reporting entities.

Management’s decision to maintain the valuation allowances on certain reporting entities’ net deferred tax assets requires significant judgment and an analysis of all the positive and negative evidence regarding the likelihood that these future benefits will be realized.  The most recent three years of cumulative losses, adjusted for any non-recurring items, was considered a significant negative factor supporting the need for a valuation allowance.  At the point when any of these reporting entities transition into a cumulative three year income position, management will take this trend into consideration, along with other facts and circumstances, in determining whether to release any of the valuation allowances.  The other facts and circumstances that are considered in evaluating the need for or release of a valuation allowance include sustained profitability, both historical and forecast, tax planning strategies, and the carry-forward periods for the NOLs.

Certain foreign and domestic entities with net operating loss carry-forwards have been profitable in some of the most recent periods but remain in a cumulative three year loss position.  Thus, the Company continues to record a full valuation allowance on these entities’ net deferred tax assets due to their history of losses. Given the continued improvement in earnings in certain of these entities, which is one factor considered in the evaluation process, it is possible that the valuation allowance for these entities may be reduced if these trends continue and other factors do not outweigh this positive evidence.

At the point a determination is made that it is “more likely than not” that a reporting entity will generate sufficient future taxable income to realize its respective net deferred tax assets within the carry-forward period available under the tax law for each applicable tax jurisdiction, the Company will reduce the entity’s respective valuation allowance (in full or in part), resulting in an income tax benefit in the period such a determination is made.  Subsequently, a provision for income taxes will be provided for future earnings; however there will be a minimal impact on cash taxes paid for until the related NOL carry-forward is fully utilized.  In addition, while GAAP equity will increase as a result of a valuation allowance reversal, we expect minimal benefit, if any, on regulatory capital.

Liabilities for Uncertain Tax Positions

The Company’s potential liability for uncertain tax positions totaled $320.3 million at March 31, 2014 and $320.1 million at December 31, 2013. Management estimates that this liability may be reduced by up to $5 million within the next twelve months.  The Company’s accrued liability for interest and penalties totaled $13.7 million at March 31, 2014 and $13.3 million at December 31, 2013.  The Company recognizes accrued interest and penalties on unrecognized tax benefits in income tax expense.